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                                UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C. 20549

                                   FORM 8-K

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 1997
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                             ST. JOE CORPORATION
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            (Exact name of registrant as specified in its charter)


Florida                               1-10466              59-0432511
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(State or other jurisdiction of       (Commission         (I.R.S. Employer
Incorporation)                         File No.)           Identification No.)


Suite 400, 1650 Prudential Drive
Jacksonville, Florida                                        32207
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:          (904) 396-6600
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Item 5.  Other Events

Incorporated by reference is a press release issued by the Registrant on May 5, 1997, attached as Exhibit 99, providing information concerning the Registrant's announcement of its proposal to merge with Florida East Coast Industries.

Item 7.  Financial Statements and Exhibits

(c) Exhibit
Exhibit 99 - Press release issued May 5, 1997
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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        St. Joe Corporation



Date   May 9, 1997                      By: /s/ Peter S. Rummell
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                                           Peter S. Rummell
                                           Chief Executive Officer